[CONFIDENTIAL TREATMENT REQUESTED. CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION]


                              FIRST AMENDMENT TO
                            PRODUCT SUPPLY AGREEMENT

     THIS FIRST AMENDMENT TO PRODUCT SUPPLY AGREEMENT (this "AMENDMENT") is made and entered into as of March 15, 1999, by and between QUIDEL
CORPORATION, a Delaware corporation having a place of business at 10165 McKellar Court, San Diego, California 92121 ("QUIDEL"), and HESKA
CORPORATION, a Colorado corporation having a place of business at 1825 Sharp Point Drive, Fort Collins, Colorado 80525 ("HESKA").

                                    RECITALS

     A. QUIDEL and HESKA entered into that certain Product Supply Agreement dated July 3, 1997 (the "SUPPLY AGREEMENT").

     B. QUIDEL and HESKA desire to amend the Supply Agreement to make more clear certain mutual indemnification obligations of the parties as provided herein.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     1. Section 12 of the Supply Agreement is hereby deleted in its entirety and replaced with the following:

     12.1 QUIDEL Indemnity. QUIDEL will defend, indemnify and save wholly harmless HESKA, its Affiliates, and their respective successors, assigns and customers, from and against any and all losses, damages, costs and expenses, including without limitation the actual reasonable legal fees, disbursements, investigation costs, other out-of-pocket expenses, settlements, payment of any third party royalties that may be due, and damages finally awarded in any claim, suit or cause of action (collectively, "LOSSES"), arising out of or in any way related to (a) any demand, claim, suit or cause of action (each a "CLAIM") alleging that any Products furnished and used as provided in this Agreement infringe a patent, trade secret or other intellectual property or proprietary right of any third party (unless and to the extent such a Claim alleges that any biological or other materials or technology supplied by HESKA infringes or violates any patent, trade secret or other intellectual property or proprietary right of any third part); (b) a beach of or default by QUIDEL of any of its representations, warranties, covenants or obligations contained in this Agreement with HESKA, including without limitation export and governmental requirements; (c) any actions taken by QUIDEL or its employees or agents in marketing any Products; or (d) any other act or omission of QUIDEL, its agents or employees taken or omitted in connection with the subject matter of this Agreement or any other written agreement with HESKA.

     12.2 HESKA Indemnity. HESKA will defend, indemnify and save wholly harmless QUIDEL, its Affiliates, and their respective successors, assigns and customers, from and against any and all Losses arising out of or in any way related to (a) any Claim alleging that any biological or other materials or technology supplied by HESKA infringes or violates any patent, trade secret or other intellectual property or proprietary right of any third party; (b) a breach of or default by HESKA of any of its representations, warranties, covenants or obligations contained in this Agreement with QUIDEL, including without limitation export and governmental requirements; (c) any actions taken by HESKA or its employees or agents in marketing any Products;
or (d) any other act or omission of HESKA, its agents or employees taken or omitted in connection with the subject matter of this Agreement or any other written agreement with QUIDEL. Without limiting the foregoing, HESKA acknowledges and agrees that its indemnification obligations under this
Section 12.2 shall apply to any and all Claims by SYNBIOTICS CORPORATION ("SYNBIOTICS"), alleging that any Product infringes or violates any patent, trade secret or other intellectual property or proprietary right owned or licensed by Synbiotics if and to the extent that such Claim arises out of or is related to biological or other materials or technology supplied by HESKA (a "SYNBIOTICS CLAIM").

     12.3 Indemnification Procedures. In the event that a Claim is filed by a third party against a party hereto (the "INDEMNIFIED PARTY"), its Affiliates or any of its customers, the Indemnified Party will notify the other party hereto (the "INDEMNIFYING PARTY") in writing within five (5) business days of being advised of the filing of such Claim. Within five (5) business days of being advised of the filing of such Claim, the Indemnifying Party will elect whether to defend the Claim itself or to transfer the defense to the Indemnified Party, and will notify the Indemnified Party in writing of its election. The Indemnifying Party will have the primary responsibility, at its cost and expense, to defend the Indemnified Party and its Affiliates, assigns, successors and customers against such Claim. If the Indemnifying Party elects to defend the Claim itself, then (a) the Indemnified Party may be represented by advisory counsel selected by the Indemnified Party, at the Indemnified Party's cost and expense (including, without limitation, actual reasonable legal fees and disbursements); (b) the Indemnified Party will provide all reasonable assistance requested by the Indemnifying Party for the defense of the Claim; and (c) all decisions regarding the settlement thereof will made by the Indemnifying Party with the Indemnified Party's written consent, which consent shall not by unreasonably withheld. Notwithstanding the foregoing, the Indemnifying Party shall also reimburse the Indemnified Party for the actual reasonable legal fees and disbursements of the Indemnified Party's advisory counsel, if any, in the event that the Claim against the Indemnified Party, its Affiliates or any of its customers is neither settled nor defeated in litigation or arbitration. If the Indemnifying Party elects not to defend the Claim itself, then (i) the Indemnified Party may undertake its own defense or the defense of any of its Affiliates and customers, as the case may be:
(ii) the Indemnifying Party will provide all reasonable assistance requested by the Indemnified Party for the defense of such Claim; (iii) all decisions regarding any such defense and settlement will be at the sole discretion of the Indemnified Party; (iv) the Indemnifying Party will reimburse the Indemnified Party, within thirty calendar (30) days of the Indemnified
Party's written notification thereof, for any and all costs, actual reasonable legal fees, disbursements and out-of-pocket expenses incurred by the Indemnified Party in connection with such defense; and (v) the Indemnifying Party will be liable in any judgment for damages levied against the Indemnified Party or any of its Affiliates, assigns, successors and customers, and the Indemnifying Party will be liable for any royalties, fees and/or costs incurred by the Indemnified Party or any of its Affiliates, assigns, successors, and customers as a result of any settlement of such Claim.

     The parties hereby acknowledge that QUIDEL has been advised of a Synbiotics Claim and has timely notified HESKA thereof, and that HESKA has elected to defend such Synbiotics Claim itself, all in accordance with and pursuant to the provisions of this Section 12.3.

     2. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Supply Agreement.

     3. Except as specifically amended herein, the terms of the Supply Agreement remain unmodified and in full force and effect. In the event of a conflict between the terms of the Supply Agreement and this Amendment, this Amendment will control.

     4. This Amendment may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All counterparts will be construed together and will constitute one instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

QUIDEL CORPORATION                       HESKA CORPORATION


By:  /S/                                 By:  /S/  Paul Hudnut
Its:  President and Chief Executive      Its:  Executive Vice
      Officer                                  President



AMENDMENT NO. 1 TO PRODUCT SUPPLY AGREEMENT



     THIS AMENDMENT AGREEMENT is entered into effective as of November 17, 1997 by and between Quidel Corporation ("Quidel") and Heska Corporation ("Heska").

     WHEREAS, Quidel and Heska entered into that certain Product Supply Agreement effective as of July 3, 1997 (the "Agreement"); and

     WHEREAS, the parties desire to amend the Agreement with respect to the specifications for the Feline Heartworm Antibody Test Kit and the Canine Heartworm Antigen Test Kit;

     NOW THEREFORE, in consideration of the foregoing, the parties agree as follows:

     1. Amendment to Exhibits B-1 and B-2. Exhibits B-1 and B-2 to the Agreement are hereby amended by deleting said Exhibits in their entirety and substituting Exhibits B-1-2 and B-2-2 to this Amendment Agreement therefor.

     2 No Other Changes. Except for the changes expressly made by this Amendment Agreement, the Agreement remains in full force and effect without change.

      IN WITNESS WHEREOF, the parties have executed this Amendment Agreement as of the date first written above.

QUIDEL CORPORATION                  HESKA CORPORATION


By: /S/                             By:   /S/
Name:  John D. Tamerius             Name: Fred M. Schwarzer
Title: Vice President               Title: President



                                  EXHIBIT B-1-2
              Specifications for Feline Heartworm Antibody Test Kit

                        NEW PRODUCT DESIGN SPECIFICATIONS
                       Feline Heartworm Antibody Test Kit

                         HESKA/QUIDEL TEST
      SPECIFICATION                       SPECIFICATION
--------------------             ---------------------------------
1.   MARKET/SEGMENT                          In-clinic
2.   FORMAT                                   One-step
3.   TECHNOLOGY                   Lateral flow antibody detection
4.   TYPE OF SPECIMEN            [ *** ]  anticoagulated whole blood,
                                        serum or plasma, cat
5.   STORAGE OF SPECIMEN         Uncoagulated whole blood fresh or
                                 stored at 2-7C [*** ]
                                 [          ***                  ]
6.   [ *** ]                     [          ***                  ]
7.   [ *** ]                     [          ***                  ]
8.   [ *** ]                     [          ***                  ]
9.   [ *** ]                     [          ***                  ]
10.  [ *** ]                     [          ***                  ]
11.  END OF TEST INDICATOR                       No
12.  [ *** ]                     [          ***                  ]
13.  [ *** ]                     [          ***                  ]
14.  [ *** ]                     [          ***                  ]
15.  TOTAL ASSAY TIME                      5 min or less
       (RUN TIME)
16.  [ *** ]                     [          ***                  ]
17.  [ *** ]                     [          ***                  ]
18.  [ *** ]                     [          ***                  ]
19.  [ *** ]                     [          ***                  ]
20.  KIT SIZE                                25, 10 and 1
21.  [ *** ]                     [          ***                  ]


*** Confidential Treatment Requested


                                  EXHIBIT B-2-2
              Specifications for Canine Heartworm Antigen Test Kit

                        NEW PRODUCT DESIGN SPECIFICATIONS
                        Canine Heartworm Antigen Test Kit

                  HESKA/QUIDEL TEST
    SPECIFICATION                 SPECIFICATION
----------------------       --------------------------
1.   MARKET/SEGMENT                 In-clinic
2.   FORMAT                          One-step
3.   TECHNOLOGY           Lateral flow antigen detection
4.   TYPE OF SPECIMEN    [*** ] anticoagulated whole blood,
                                 serum or plasma
5.   STORAGE OF           Uncoagulated whole blood fresh
       SPECIMEN            or stored at 2-7C [ ***]
                                [          ***                  ]
6.  [ *** ]                     [          ***                  ]
7.  [ *** ]                     [          ***                  ]
8.  [ *** ]                     [          ***                  ]
9.  [ *** ]                     [          ***                  ]
10. [ *** ]                     [          ***                  ]
11. END OF TEST                      No
      INDICATOR
12. [ *** ]                     [          ***                  ]
13. [ *** ]                     [          ***                  ]
14. [ *** ]                     [          ***                  ]
15. TOTAL ASSAY TIME           5 min or less
       (RUN TIME)
16. [ *** ]                     [          ***                  ]
17. [ *** ]                     [          ***                  ]
18. [ *** ]                     [          ***                  ]
19. [ *** ]                     [          ***                  ]
20. KIT SIZE                    25, 10 and 1
21. [ *** ]                     [          ***                  ]

*** Confidential Treatment Requested